CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Uplift Nutrition, Inc. (the "Registrant") for its quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Lewis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	August 9, 2013	/s/Gary C. Lewis
Gary C. Lewis
President, and Chief Executive Officer (CEO)

Date:	August 9, 2013	:	/s/ Gary C. Lewis
Gary C. Lewis
Principal Financial Officer (CFO) and Principal Accounting Officer